B 25C (Official Form 25C) (12/08)

UNITED STATES BANKRUPTCY COURT

In re Nutrition 21, Inc et al.,
Debtor

Case No. 11-23712; 11-23713; 11-23714; 11-23715

Small Business Case under Chapter 11

SMALL BUSINESS MONTHLY OPERATING REPORT

Month: September, 2011 Date filed: 8/26/2011

Line of Business: Nutritional Bioscience NAISC Code: 325411

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING SMALL BUSINESS MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

RESPONSIBLE PARTY:

[signature]
Original Signature of Responsible Party

Alan Kirschbaum
Printed Name of Responsible Party

Questionnaire: *(All questions to be answered on behalf of the debtor.)*

		Yes	No
1.	IS THE BUSINESS STILL OPERATING?	☒	☐
2.	HAVE YOU PAID ALL YOUR BILLS ON TIME THIS MONTH?	☒	☐
3.	DID YOU PAY YOUR EMPLOYEES ON TIME?	☒	☐
4.	HAVE YOU DEPOSITED ALL THE RECEIPTS FOR YOUR BUSINESS INTO THE DIP ACCOUNT THIS MONTH?	☒	☐
5.	HAVE YOU FILED ALL OF YOUR TAX RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH	☒	☐
6.	HAVE YOU TIMELY FILED ALL OTHER REQUIRED GOVERNMENT FILINGS?	☒	☐
7.	HAVE YOU PAID ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☒	☐
8.	DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH?	☒	☐
9.	ARE YOU CURRENT ON YOUR QUARTERLY FEE PAYMENT TO THE U.S. TRUSTEE?	☒	☐
10.	HAVE YOU PAID ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONALS THIS MONTH?	☐	☒
11.	DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH?	☐	☒
12.	HAS THE BUSINESS SOLD ANY GOODS OR PROVIDED SERVICES OR TRANSFERRED ANY ASSETS TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☒
13.	DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT?	☐	☒

B 25C (Official Form 25C) (12/08)

14. HAVE YOU SOLD ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☐	☒
15. DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☒
16. HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☐	☒
17. HAS ANYONE MADE AN INVESTMENT IN YOUR BUSINESS THIS MONTH?	☐	☒
18. HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☐	☒

TAXES

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS? ☐ ☒

IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.

(Exhibit A)

INCOME

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL INCOME $ 319,457

SUMMARY OF CASH ON HAND

Cash on Hand at Start of Month $ 1,300,483

Cash on Hand at End of Month $ 1,073,274

PLEASE PROVIDE THE TOTAL AMOUNT OF CASH CURRENTLY AVAILABLE TO YOU **TOTAL** $ 1,044,218

(Exhibit B)

EXPENSES

PLEASE SEPARATELY LIST ALL EXPENSES PAID BY CASH OR BY CHECK FROM YOUR BANK ACCOUNTS THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL EXPENSES $ 547,666

(Exhibit C)

CASH PROFIT

INCOME FOR THE MONTH *(TOTAL FROM EXHIBIT B)* $ 319457

EXPENSES FOR THE MONTH *(TOTAL FROM EXHIBIT C)* $ (547666)

(Subtract Line C from Line B) **CASH PROFIT FOR THE MONTH** $ (228,209)

B 25C (Official Form 25C) (12/08)

UNPAID BILLS

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL PAYABLES $ 18,472

(Exhibit D)

MONEY OWED TO YOU

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL RECEIVABLES $ 1,163,203

(Exhibit E)

BANKING INFORMATION

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT OR HAD DURING THE PERIOD COVERED BY THIS REPORT.

(Exhibit F)

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED? 12

NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT? 12

PROFESSIONAL FEES

BANKRUPTCY RELATED:

PROFESSIONAL FEES RELATING TO THE BANKRUPTCY CASE PAID DURING THIS REPORTING PERIOD? $ -0-

TOTAL PROFESSIONAL FEES RELATING TO THE BANKRUPTCY CASE PAID SINCE THE FILING OF THE CASE? $ -0-

NON-BANKRUPTCY RELATED:

PROFESSIONAL FEES NOT RELATING TO THE BANKRUPTCY CASE PAID DURING THIS REPORTING PERIOD? $ -0-

TOTAL PROFESSIONAL FEES NOT RELATING TO THE BANKRUPTCY CASE PAID SINCE THE FILING OF THE CASE? $ -0-

B 25C (Official Form 25C) (12/08)

PROJECTIONS

COMPARE YOUR ACTUAL INCOME AND EXPENSES TO THE PROJECTIONS FOR THE FIRST 180 DAYS OF YOUR CASE PROVIDED AT THE INITIAL DEBTOR INTERVIEW.

	Projected	Actual	Difference
INCOME	$	$	$
EXPENSES	$	$	$
CASH PROFIT	$	$	$

TOTAL PROJECTED INCOME FOR THE NEXT MONTH:	$
TOTAL PROJECTED EXPENSES FOR THE NEXT MONTH:	$
TOTAL PROJECTED CASH PROFIT FOR THE NEXT MONTH:	$

At the initial debtor interview the Debtors were not asked to provide income, expense or profit projections and therefore, a comparison to actual results is not possible.

ADDITIONAL INFORMATION

PLEASE ATTACH ALL FINANCIAL REPORTS INCLUDING AN INCOME STATEMENT AND BALANCE SHEET WHICH YOU PREPARE INTERNALLY.

Consolidated
Nutrition 21, Inc
Balance Sheet
September 30, 2011

ASSETS	
Cash and Cash Equivalents	1,036,728
Accounts Receivable, net	1,163,203
Inventories, net	99,351
Other current Assets	222,944
Total Current Assets	2,522,226
Property and equipment, net	38,972
Patent costs	604,301
Other costs	-
TOTAL ASSETS	3,165,499
LIABILITIES AND STOCKHOLDERS' EQUITY	
Accounts Payable	75,025
Accrued Expenses	111,469
Current Liabilities	186,494
Preferred Stock- Series J 8% convertible	17,750,000
STOCKHOLDERS' EQUITY	
Common Stock, par value	1,270,354
Additional pd-in-capital	120,334,360
Accumulated Deficit	(136,375,709)
Total Stockholders deficit	(14,770,995)
TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	3,165,499

Consolidated
Nutrition 21, Inc
September 1, 2011 through September 30, 2011
Statement of Operations

	MONTH September
REVENUES	
Gross Revenues	1,102,681
Less: Returns and allowances	
Net Revenues	1,102,681
COST OF GOODS SOLD	
Beginning inventory	246,776
Add: Purchases	145,207
Add: Cost of labor	-
Add: Other Costs(attach schedule)	-
Less: Ending Inventory	99,351
Cost of Goods Sold	292,632
Gross Profit	810,049
OPERATING EXPENSES	
Advertising	29,171
Compensation	126,633
Clinical Trial expense	49,873
Employee Benefits Programs	26,462
Insurance	4,975
Office Expense	367
Repairs and Maintenance	62
Rent and Lease Expense	14,605
Taxes-Other	196
Travel & Entertainment	5,014
Utilities	9,324
Other (attach schedule)	71,108
TOTAL OPERATING EXPENSES BEFORE DEPRECIATION	337,790
Depreciation/Amortization	11,079
NET PROFIT(LOSS) BEFORE OTHER INCOME & EXPENSES	461,180
OTHER INCOME AND EXPENSES	
Other Income (Attach schedule)	
Interest Expense	650,117
Other Expense (attach schedule)	
NET PROFIT(LOSS) BEFORE REORGANIZATION Items	(188,937)
INCOME TAXES	
NET PROFIT(LOSS)	(188,937)

B 25C (Official Form 25C) (12/08)

UNITED STATES BANKRUPTCY COURT

In re Nutrition 21, Inc. et al,
Debtor

Case No. 11-23712; 11-23713; 11-23714; 11-23715

Small Business Case under Chapter 11

SMALL BUSINESS MONTHLY OPERATING REPORT

Month: August, 2011 Date filed: 8/26/2011

Line of Business: Nutritional BioScience NAISC Code: 325411

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING SMALL BUSINESS MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

RESPONSIBLE PARTY:

[signature]

Original Signature of Responsible Party

Alan Kirschbaum

Printed Name of Responsible Party

Questionnaire: *(All questions to be answered on behalf of the debtor.)*

		Yes	No
1.	IS THE BUSINESS STILL OPERATING?	☒	☐
2.	HAVE YOU PAID ALL YOUR BILLS ON TIME THIS MONTH?	☒	☐
3.	DID YOU PAY YOUR EMPLOYEES ON TIME?	☒	☐
4.	HAVE YOU DEPOSITED ALL THE RECEIPTS FOR YOUR BUSINESS INTO THE DIP ACCOUNT THIS MONTH?	☒	☐
5.	HAVE YOU FILED ALL OF YOUR TAX RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH	☒	☐
6.	HAVE YOU TIMELY FILED ALL OTHER REQUIRED GOVERNMENT FILINGS?	☒	☐
7.	HAVE YOU PAID ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☒	☐
8.	DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH?	☒	☐
9.	ARE YOU CURRENT ON YOUR QUARTERLY FEE PAYMENT TO THE U.S. TRUSTEE?	☒	☐
10.	HAVE YOU PAID ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONALS THIS MONTH?	☐	☒
11.	DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH?	☐	☒
12.	HAS THE BUSINESS SOLD ANY GOODS OR PROVIDED SERVICES OR TRANSFERRED ANY ASSETS TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☒
13.	DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT?	☐	☒

B 25C (Official Form 25C) (12/08)

14.	HAVE YOU SOLD ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☐	☒
15.	DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☒
16.	HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☐	☒
17.	HAS ANYONE MADE AN INVESTMENT IN YOUR BUSINESS THIS MONTH?	☐	☒
18.	HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☐	☒

TAXES

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS? ☐ ☒

IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.

(Exhibit A)

INCOME

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL INCOME $ 9,324

SUMMARY OF CASH ON HAND

Cash on Hand at Start of Month - 8/27 $ 1,363,852

Cash on Hand at End of Month - 8/31 $ 1,300,483

PLEASE PROVIDE THE TOTAL AMOUNT OF CASH CURRENTLY AVAILABLE TO YOU **TOTAL** $ 1,300,483

(Exhibit B)

EXPENSES

PLEASE SEPARATELY LIST ALL EXPENSES PAID BY CASH OR BY CHECK FROM YOUR BANK ACCOUNTS THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL EXPENSES $ 72,693

(Exhibit C)

CASH PROFIT

INCOME FOR THE MONTH *(TOTAL FROM EXHIBIT B)* $ 9,324

EXPENSES FOR THE MONTH *(TOTAL FROM EXHIBIT C)* $ <72,693>

(Subtract Line C from Line B) **CASH PROFIT FOR THE MONTH** $ <63,369>

B 25C (Official Form 25C) (12/08)

UNPAID BILLS

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL PAYABLES $ - 0 -

(Exhibit D)

MONEY OWED TO YOU

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL RECEIVABLES $ 409,036

(Exhibit E)

BANKING INFORMATION

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT OR HAD DURING THE PERIOD COVERED BY THIS REPORT.

(Exhibit F)

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED?	12
NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT?	12

PROFESSIONAL FEES

BANKRUPTCY RELATED:

PROFESSIONAL FEES RELATING TO THE BANKRUPTCY CASE PAID DURING THIS REPORTING PERIOD?	$ 0
TOTAL PROFESSIONAL FEES RELATING TO THE BANKRUPTCY CASE PAID SINCE THE FILING OF THE CASE?	$ 0

NON-BANKRUPTCY RELATED:

PROFESSIONAL FEES NOT RELATING TO THE BANKRUPTCY CASE PAID DURING THIS REPORTING PERIOD?	$ 0
TOTAL PROFESSIONAL FEES NOT RELATING TO THE BANKRUPTCY CASE PAID SINCE THE FILING OF THE CASE?	$ 0

B 25C (Official Form 25C) (12/08)

PROJECTIONS

COMPARE YOUR ACTUAL INCOME AND EXPENSES TO THE PROJECTIONS FOR THE FIRST 180 DAYS OF YOUR CASE PROVIDED AT THE INITIAL DEBTOR INTERVIEW.

	Projected	Actual	Difference
INCOME	$	$	$
EXPENSES	$	$	$
CASH PROFIT	$	$	$

TOTAL PROJECTED INCOME FOR THE NEXT MONTH: $

TOTAL PROJECTED EXPENSES FOR THE NEXT MONTH: $

TOTAL PROJECTED CASH PROFIT FOR THE NEXT MONTH: $

At the initial debtor interview the Debtors were not asked to provide income, expense or cash profit projections for the first 180 days of the case and therefore, a comparison to actual results is not possible.

ADDITIONAL INFORMATION

PLEASE ATTACH ALL FINANCIAL REPORTS INCLUDING AN INCOME STATEMENT AND BALANCE SHEET WHICH YOU PREPARE INTERNALLY.

Consolidated
Nutrition 21, Inc
Balance Sheet
31-Aug-11

ASSETS	
Cash and Cash Equivalents	1,307,435
Accounts Receivable, net	409,036
Inventories, net	246,776
Other current Assets	45,647
Total Current Assets	2,008,894
Property and equipment, net	41,433
Patent costs	604,613
Other costs	77,282
TOTAL ASSETS	2,732,222
LIABILITIES AND STOCKHOLDERS' EQUITY	
Accounts Payable	89,920
Accrued Expenses	87,253
Current Liabilities	177,173
Preferred Stock- Series J 8% convertible	17,177,960
STOCKHOLDERS' EQUITY	
Common Stock, par value	1,270,354
Additional-pd-in-capital	120,293,506
Accumulated Deficit	(136,186,771)
Total Stockholders deficit	(14,622,911)
TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	2,732,222

Consolidated
Nutrition 21, Inc
August 26, 2011 through August 31, 2011
Statement of Operations

	MONTH August
REVENUES	
Gross Revenues	17,030
Less: Returns and allowances	
Net Revenues	17,030
COST OF GOODS SOLD	
Beginning Inventory	68,000
Add: Purchases	187,627
Add: Cost of labor	-
Add: Other Costs(attach schedule)	-
Less: Ending Inventory	246,776
Cost of Goods Sold	8,851
Gross Profit	8,179
OPERATING EXPENSES	
Advertising	13,030
Employee Benefits Programs	255
Insurance	4,975
Office Expense	367
Repairs and Maintenance	62
Rent and Lease Expense	583
Taxes-Other	63
Travel & Entertainment	2,401
Utilities	3,536
Other (attach schedule)	6,346
TOTAL OPERATING EXPENSES BEFORE DEPRECIATION	31,618
Depreciation/Amortization	11,321
NET PROFIT(LOSS) BEFORE REORGANIZATION Items	(34,760)
INCOME TAXES	
NET PROFIT(LOSS)	(34,760)